Exhibit 10.16

                                    Agreement

Jiaozuo Yi Wan Maple Leaf High Technology Agricultural Development Co., Ltd.
(hereinafter called Joint Venture) is a joint venture established by Shun'ao
Industry and Commerce Company of Shunde City (hereinafter called Party A) and
Yi Wan Group, Inc. of America (hereinafter called Party B).

According to "Enterprise Law for the Cooperation with foreign Countries of
P.R.C.", "Land Law of P.R.C.", "Contract Law of P.R.C." and other relative laws, administrative regulations and local rules, under the principles of equality, willingness, honest, credibility and consideration, Jiaozuo Linhai Development
Co., Ltd. (hereinafter called Party C) and Party A and B reach the following agreements on the cooperative company's transfer of stock rights, property rights, cancellation of registration and other changes:

1.   Because of the change of  operation  direction,  Party A transfers  all the stock right it holds (10% of the registered capital) to Party C.

2.   Because of the change of  operation  direction,  Party B transfers  all the stock right it holds (90% of the registered capital) to Party C.

3.   With the approval of the cooperative company's board of directors,  Party A and B fix a  price  for  the  cooperative  company's  capital  before  this agreement and transfer it to Party C. Among the capital:

     o    The transfer of the right of land use

     (1)  The land Party A and B transfer to Party C is located in Maying
          Village, Zhandian Town, Wuzhi County of Jiaozuo City. The land number is "Wu Guo Yong (1996) No.02250051", "Wu Guo Yong (1996) No. 2250052"
          with a total area of 961,906.6 m2. See the appendix "the Map of the
          Boundary Markers of the Transferred Land".

     (2)  Party A and B agree to transfer the land to Party C before Dec.28,
          2002. Party A and B promise no dispute over the property rights in transaction. Except the additional appointment on the supplementary agreement, Party A and B should handle the mortgage of liabilities, tax items and rent before the transfer of the land.

     (3)  The using period of the transferred land set by this agreement is from the date when Party A and B hand the land over to Party C to Sep.23,
          2046.

     (4)  In the transfer of the right of land use, the price set by this agreement for every square is RMB15.00yuan and the total sum is
          RMB14,428,599.00yuan.

     (5)  Within 2 days after three parties sign this contract, party C must pay
          Party A and B RMB4,328,579.7yuan as the deposit for carrying the contract. The deposit is taken as the transfer charge of the right of land use.

     (6)  Party C agrees to pay Party A and B the rest of the transfer charge of the right of land use according to the following time and sum:

     1st  period: RMB5,771,439.6yuan before March 18, 2003
     2nd  period: RMB4,328,579.7yuan before June 18, 2003

     (7)  Within 2 days after the contract is signed, Party C should check the boundary markers of the transferred land according to the appendix
          "the Map of the Boundary Markers of the Transferred Land". Party C
          should protect them properly and can't change them without authorization. After Party A and B hand the land over to Party C, if the boundary markers are moved or destroyed, Party C should immediately present a written reply to the local administrative department of Land Bureau, applying to remark the land and recover the markers.

     (8)  The transfer of the right of land use set by this contract is given to
          Party C together with the rights and duties mentioned in the documents of land registration.

     o    The transfer of the buildings and attached articles on the transferred land

          PartyA and B transfer all the buildings and attached articles on the transferred land to Party C before Dec. 28, 2002 freely. See the appendix "the list for the buildings and attached articles on the transferred land".

     4.   After this agreement comes into effect, according to the relative regulations of China's government, Party C is responsible to go through the procedures of the stock rights' transfer, cancellation of registration, change of certificate of land use and house property certificate. Party C. Party should pay all the transfer charges for tax and procedures. Party A and B should cooperate well with Party C to handle the procedures mentioned above.

     5.   After this agreement comes into effect, Party C takes over all the liabilities and obligatory  rights of the cooperative company before and after the transfer and the legal responsibility. Party A and B have nothing to do with them.

     6.   If there is dispute over this agreement, it should be handled through consultation by three sides. If three sides can't reach an agreement, each of them can appeal to the local court.

     7.   Supplementary articles of the contract

     (1)  The People's Government of Wuzhi County has approved the plan about the land transfer included in this contract. The contract comes into effect since the day when both sides sign it.

     (2)  The appendixes are the inseparable part of this contract. The written and printed words in the blanks of the  contract and its appendixes have the equal effect. The items unmentioned in the contract and its supplementary files should be carried according to the relative laws, regulations and polices of P.R.C.

     (3)  The contract with its appendixes has 11 pages and 4 copies. Party A and B have two copies respectively. The two copies have the equal effect.

     (4)  All the numbers are written in both Chinese characters and Arabic.
          Both of them have the equal effect. If the sum written in Chinese is different from that in Arabic, refer to the one in Chinese.

     (5)  This contract should be signed on Dec.26, 2002 in Jiaozuo, P.R.C.

     (6)  The items  unmentioned in the contract  should be discussed by Party A and B to sign the  supplementary  agreement.  If there is disagreement between the contract  and the  supplementary  agreement,  refer to the supplementary agreement.

Party A: Shun'ao Industry and Commerce Company of Shunde (Seal)
           Authorized Representative: Li Zhihua /s/

Party B: Yi Wan Group, Inc.   (Seal)
            Authorized Representative: Cheng Wanming /s/

Party C: Jiaozuo Linhai Development Co., Ltd.   (Seal)
            Authorized Representative: Kang Jie /s/

Appendixes:

Appendix 1: Certificate of land use (copy)

               (1)  "Wu Guo Yong (1996) No. 02250051"

               (2)  "Wu Guo Yong (1996) No. 02250052"

Appendix 2: the Map of the Boundary Markers of the Transferred Land

Appendix 3: the List of the Buildings and Attached Articles on the Transferred
            Land

Decisions by the Board of Directors of Jiaozuo Yi Wan Maple Leaf High Technology
                       Agricultural Development Co., Ltd.

The board of directors of Jiaozuo Yi Wan Maple Leaf High Technology Agricultural
Development Co., Ltd. held a special meeting in the Meeting Hall of Jiaozuo Yi
Wan Hotel in the afternoon of Dec. 25, 2002. There should have been 7 directors at the meeting and 6 were present. The number of directors attending the meeting and voting is in accordance with "Company Law of P.R.C." and the regulations set by the company's "Rules", so the decisions made in the meeting are legal and effective. The meeting was presided by Mr. Cheng Wanming, chairman of the board.

Yi Wan Maple Leaf High Technology Agricultural Development Co., Ltd.
(hereinafter called Joint Venture) is a joint venture established by Shun'ao
Industry and Commerce Company of Shunde City (hereinafter called Party A) and Yi
Wan Group, Inc. of America (hereinafter called Party B). Because of investors'
change on the operation direction, Jiaozuo Linhai Development Co., Ltd.
(hereinafter called Party C) and Party A and B have consulted with each other about the transfer of stock rights, change of property rights and cancellation of registration and reached an agreement.

Afterthe discussion of the board members of the cooperative company, the following decisions are made:

1.   It is agreed that Party A transfers all the stock right it holds (10% of the registered capital) to Party C.

2.   It is agreed that Party B transfers all the stock right it holds (90% of the registered capital) to Party C.

3.   It is agreed that Party A and B fix a price for the capital of the cooperative company before the signature of the agreement to Party C:

     (1)  It is agreed that the land covering an area of 961,906.6 m2 of the cooperative company, located in Maying Village, Zhandian Town, Wuzhi
          County of Jiaozuo City, can be transferred to Party C. The using period of the transferred land set by this agreement is from the date when Party A and B hand the land over to Party C to Sep.23, 2046. The transferred fee is RMB15.00yuan per square and Party C pays it to
          Party A and B in three times.

     (2)  It is agreed that Party A and B transfer all the buildings and attached articles on the transferred land freely to Party C.

4.   It is agreed that after the contract comes into effect, the transfer procedures about stock rights, cancellation of registration, land use certificate and house property certificate should be handled according to the relative regulations of China's government. Party C should pay all the transfer charges.

5.   After the contract comes into effect, Party C should undertake all the liabilities and legal responsibility of the cooperative company before and after the transfer. Party A and B have nothing to do with them.

Signatures of present directors:

Cheng Wanming /s/

You Yingliu /s/

Chang Jufeng /s/

Cen   Minhong /s/

Wu  Zeming /s/

Cheng Manli /s/

     The List of the Buildings and Attached Articles on the Transferred Land

                                                         Deadline: Dec. 26, 2002

--------------------------------------------------------------------------------------------------
                      Name              Unit         Number       Net value of the capital
                                                                        (RMB, Yuan)
--------------------------------------------------------------------------------------------------
Boiler                                  Piece           2                143,762.50
--------------------------------------------------------------------------------------------------
Pond for soft-shelled turtles            Mu            50                347,062.50
--------------------------------------------------------------------------------------------------
Pond for Luo Shi shrimps                 Mu            200              1,388,250.00
--------------------------------------------------------------------------------------------------
Pond for crabs                           Mu            75                520,593.75
--------------------------------------------------------------------------------------------------
Pond for perches                         Mu            75                520,593.75
--------------------------------------------------------------------------------------------------
Pond for breeding turtles                Mu             2                52,445.00
--------------------------------------------------------------------------------------------------
Bathhouse                                m2            250               57,072.50
--------------------------------------------------------------------------------------------------
Office building                          m2            824               330,465.20
--------------------------------------------------------------------------------------------------
Dormitory                                m2           1533               378,344.40
--------------------------------------------------------------------------------------------------
Storehouse                               m2           1211               373,593.50
--------------------------------------------------------------------------------------------------
Boiler room                              m2           147.4              79,582.20
--------------------------------------------------------------------------------------------------
Shed for shrimps                         Mu             4                171,217.50
--------------------------------------------------------------------------------------------------
Room for regulating temperature          m2            99                34,359.19
--------------------------------------------------------------------------------------------------
Rooms for opening shops                  m2            264               162,888.00
--------------------------------------------------------------------------------------------------
Irrigation and drainage canal             M            800               182,500.85
--------------------------------------------------------------------------------------------------
Pond for carps                           Mu            40                277,650.00
--------------------------------------------------------------------------------------------------
The right of land use                    m2         961,906.6          25,153,333.25
--------------------------------------------------------------------------------------------------
                      Total                                            30,173,714.09
--------------------------------------------------------------------------------------------------

Confirmed by:

Li Zhihua /s/

Cheng Wanming /s/

Kang Jie /s/

(Seals of three companies)

Confirmed on Dec.26, 2002